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                                                                   EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chris E. Perkins, the Executive Vice President and Chief Financial Officer of Per-Se Technologies, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2005, filed with the Securities and Exchange Commission: (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     By: /s/ Chris E. Perkins
                                         --------------------------------------
                                         Chris E. Perkins
                                         Executive Vice President and Chief
                                         Financial Officer

Date: November 3, 2005